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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: February 24, 2004
                        (Date of earliest event reported)

                          CAPITAL GROWTH SYSTEMS, INC.

             (Exact name of registrant as specified in the charter)

            Florida                       0-30831               65-0953505
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                      Identification No.)


                               1100 Woodfield Road
                           Schaumburg, Illinois 60173
                    (Address of Principal Executive Offices)

                                 (630) 872-5800
               Registrant's telephone number including area code)

                      980 North Michigan Avenue, Suite 1120
                             Chicago, Illinois 60611
          (Former name or former address, if changed since last report)



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ITEM 8.           CHANGE IN FISCAL YEAR

         On February 24, 2004, the Company's Board of Directors approved a change in the Company's fiscal year end to December 31, which corresponds to the year end of its wholly-owned subsidiary, Nexvu Technologies, LLC. This fiscal year end change will be effective for the year ended December 31, 2003. The Company intends to file a Form 10-KSB covering the transition.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 24, 2004

                                        CAPITAL GROWTH SYSTEMS, INC.

                                        By:  /s/ Lee Wiskowski
                                             -----------------------------------
                                        Its: President